EXHIBIT 10.7.3



                      THIRD AMENDMENT TO THE CREDIT AGREEMENT

            THIRD AMENDMENT, dated as of June 26, 2002 (this "Third Amendment"), to the Credit Agreement, dated as of July 23, 1997 (as amended, supplemented, or otherwise modified from time to time, the "Credit Agreement"), among COMMSCOPE, INC. OF NORTH CAROLINA, a North Carolina corporation (the "Company"), the several lenders from time to time parties thereto (the "Banks"), JPMORGAN CHASE BANK, formerly known as The Chase Manhattan Bank and a New York banking corporation, as administrative agent for the Banks (in such capacity, the "Administrative Agent"), and the financial institutions named therein as co-agents for the Banks (in such capacity, collectively, the "Co-Agents"; each, individually, a "Co-Agent").


                                W I T N E S S E T H:
                                - - - - - - - - - -


            WHEREAS, the Company, the Banks, the Administrative Agent and the Co-Agents are parties to the Credit Agreement;

            WHEREAS, the Company has requested that the Banks amend the Credit Agreement as set forth herein;

            WHEREAS, the Banks, the Administrative Agent and the Co-Agents are willing to agree to such amendment to the Credit Agreement, subject to the terms and conditions set forth herein;

            NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the Company, the Banks, the Administrative Agent and the Co-Agents hereby agree as follows:

1.    Defined Terms.  Unless otherwise defined herein, capitalized terms which
      -------------
are defined in the Credit Agreement are used herein as therein defined.

2.    Amendment to Section 1.1 (Definitions). (a) The definition of
      --------------------------------------
"Consolidated EBITDA" in Section 1.1 of the Credit Agreement is hereby amended by (i) deleting the parenthetical after the words "Consolidated Net Income" and substituting in lieu thereof the following: "((i) including earnings and losses from discontinued operations, (ii) excluding extraordinary non-cash gains and losses and (iii) excluding non-cash gains and losses relating to the Joint Venture)" and (ii) amending the phrase "and (d)" appearing therein to read ",(d)" and inserting the following new clause at end thereof "and (e) all of the Company's charges associated with the restructuring of the Joint Venture in an aggregate amount not to exceed $7.963 million for the year ended December 31, 2001."


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            (b) Section 1.1 of the Credit Agreement is hereby amended by adding the following definitions in proper alphabetical order:

                  "Joint Venture":  OFS Brightwave, LLC, any successor thereto
                   -------------
            by merger, reorganization or otherwise, formed by Holdings and The Furukawa Electric Co., Ltd. pursuant to the Amended and Restated Memorandum of Understanding (the "MOU"), dated as of November 15,
                                              ---
            2001, to acquire and operate the Cable Business as defined in the MOU.

                  "Third Amendment Effective Date":  the Effective Date as
                   ------------------------------
            defined in the Third Amendment dated as of June 26, 2002 to this Agreement.

3.    Amendment to Section 7.2 (Limitation on Liens). Section 7.2 of the Credit
      ----------------------------------------------
Agreement is amended by adding at the end thereof the following phrase:

      provided, however, that the Company and its Subsidiaries may not create,
      --------  -------
      incur, assume or suffer to exist any Lien to secure obligations if proceeds thereof are used to make investments in the Joint Venture.

4.    Amendment to Section 7.3 (Limitation on Guarantee Obligations). Section
      --------------------------------------------------------------
7.3 of the Credit Agreement is amended by adding at the end thereof the following phrase:

      provided, however, that the Company and its Subsidiaries may not enter
      --------  -------
      into any Guarantee Obligation in respect of obligations of the Joint Venture.

5.    Amendment to Section 7.6 (Limitation on Investments, Loans and Advances).
      ------------------------------------------------------------------------
Section 7.6 of the Credit Agreement is amended by adding at the end thereof the following phrase:

      Notwithstanding the foregoing, the Company and its Subsidiaries may not make any investments in the Joint Venture other than (i) the already existing $173,338,000 equity investment as of the Third Amendment Effective Date, (ii) the obligation to make loans in the aggregate principal amount of $30,000,000 under the revolving credit facility made available by the Company to the Joint Venture and (iii) additional investments made after the Third Amendment Effective Date in an aggregate amount not to exceed $50,000,000, together with all amounts pursuant to
      Section 7.10(c)(ii).

6.    Amendment to Section 7.10 (Limitation on Dividends and Stock Repurchases).
      -------------------------------------------------------------------------
Section 7.10 of the Credit Agreement is amended by deleting paragraphs (c) and
(d) substituting therefor the following:

            (c) the Company (i) may pay dividends to Holdings after the Third Amendment Effective Date in amounts sufficient to permit Holdings to make scheduled payments of interest on the Holdings Senior Subordinated Notes when due and (ii) may make any Restricted Payment after the Third Amendment Effective Date in an aggregate amount not to exceed $50,000,000 together with all amounts pursuant to Section 7.6(iii) so long as (x) after giving effect to such Restricted Payments, the Company shall be in


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      pro forma compliance with subsection 7.7 and (y) at the time thereof and after giving effect thereto, no Default or Event of Default shall have occurred and be continuing or shall result therefrom.

7. Representations and Warranties. The Company hereby confirms, reaffirms and
   ------------------------------
restates the representations and warranties set forth in Section 4 of the Credit Agreement. The Company represents and warrants that, after giving effect to this Third Amendment, no Default or Event of Default has occurred and is continuing.

8.    Reduction of Revolving Credit Commitments.  The aggregate Revolving Credit
      -----------------------------------------
Commitments shall automatically and irrevocably be reduced from $350,000,000 to $250,000,000 on the Effective Date.

9.    Effectiveness.  This Third Amendment shall become effective on the date
      -------------
(the "Effective Date") on which the Administrative Agents receives counterparts
      --------------
of this Third Amendment duly executed by the Company, Holdings and the Required Banks.

10.   Continuing Effect of the Credit Agreement. This Third Amendment shall not
      -----------------------------------------
constitute an amendment of any other provision of the Credit Agreement not expressly referred to herein and shall not be construed as a waiver or consent to any further or future action on the part of the Company that would require a waiver or consent of the Banks, the Administrative Agent or the Co-Agents. Except as expressly amended hereby, the provisions of the Credit Agreement are and shall remain in full force and effect.

11.   Counterparts.  This Third Amendment may be executed by the parties hereto
      ------------
in any number of separate counterparts (including telecopied counterparts), each of which shall be deemed to be an original, and all of which taken together shall be deemed to constitute one and the same instrument.

12.   GOVERNING LAW.  THIS THIRD AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE
      -------------
PARTIES UNDER THIS THIRD AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.


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

            IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.


                              COMMSCOPE, INC. OF NORTH CAROLINA

                              By: /s/ Jearld L. Leonhardt
                                  ----------------------------------------
                                   Title: Executive Vice President and CFO


                              JPMORGAN CHASE BANK (f/k/a The Chase Manhattan
                              Bank), as Administrative Agent, as a Co-Agent and as a Bank

                              By: /s/ David M. Mallett
                                  ----------------------------------------
                                   Title: Vice President


                              BANK OF AMERICA, N.A.,
                              as a Co-Agent and as a Bank

                              By: /s/ Richard C. Hardison
                                  ----------------------------------------
                                   Title: Vice President


                              SCOTIABANC INC.

                              By: /s/ W. E. Zarrett
                                  ----------------------------------------
                                   Title: Managing Director


                              BANK OF TOKYO-MITSUBISHI TRUST COMPANY,
                              as a Co-Agent and as a Bank

                              By: /s/ J. Stanton
                                  ----------------------------------------
                                   Title: Vice President


                                   BNP PARIBAS

                              By: /s/ James F. McCann
                                  ----------------------------------------
                                   Title: Director


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                              By: /s/ Rafael C. Lumanlan
                                  ----------------------------------------
                                   Title: Director


                              CIBC INC.,
                              as a Co-Agent and as a Bank

                              By: /s/ William J. Keslo, Jr.
                                  ----------------------------------------
                                   Title: Managing Director


                              CREDIT LYONNAIS  NEW YORK BRANCH
                              as a Co-Agent and as a Bank

                              By: /s/ Scott R. Chappelka
                                  ----------------------------------------
                                   Title: Vice President


                               FLEET NATIONAL BANK

                              By: /s/ C. A. Gaysunas
                                  ----------------------------------------
                                   Title: Vice President


                              GENERAL ELECTRIC CAPITAL CORPORATION\

                              By: /s/ Gregory Hong
                                  ----------------------------------------
                                   Title: Duly Authorized Signatory


                              WACHOVIA BANK, NATIONAL ASSOCIATION
                               as a Co-Agent and as a Bank

                              By: /s/ Jorge A. Gonzalez
                                  ----------------------------------------
                                   Title: Managing Director


                              MIZUHO CORPORATE BANK, LTD.
                              as a Co-Agent and as a Bank

                              By: /s/ Raymond Ventura
                                  ----------------------------------------
                                   Title: Senior Vice President


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

                              SUMITOMO MITSUI BANKING CORPORATION

                              By: /s/ Edward D. Henderson, Jr.
                                  ----------------------------------------
                                   Title: Joint General Manager


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





                            Acknowledgement and Consent


            The undersigned hereby (a) consents to the transactions contemplated by the Third Amendment to and under the Credit Agreement and (b) acknowledges and agrees that the guarantees and grants of security interests contained in the Holdings Guarantee and in the other Security Documents are, and shall remain, in full force and effect after giving effect to the Third Amendment and all prior modifications to the Credit Agreement and Holdings Guarantee.


                              COMMSCOPE, INC.


                              By: /s/ Frank B. Wyatt, II
                                  ----------------------------------------
                                   Title: Senior Vice President





                            Acknowledgement and Consent


            The undersigned hereby (a) consents to the transactions contemplated by the Third Amendment to and under the Credit Agreement and (b) acknowledges and agrees that the guarantees and grants of security interests contained in the Subsidiary Guarantee and in the other Security Documents are, and shall remain, in full force and effect after giving effect to the Third Amendment and all prior modifications to the Credit Agreement and Subsidiary Guarantee.




                              COMMSCOPE OPTICAL TECHNOLOGIES, INC.


                              By: /s/ Frank B. Wyatt, II
                                  ----------------------------------------
                                   Title: Vice President


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